UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant   ☐                             Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

QUALCOMM INCORPORATED

(Name of Registrant as Specified in Its Charter)

BROADCOM LIMITED

BROADCOM CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FORM OF BLUE PROXY CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m., Eastern Time, on March 5, 2018.

VOTE BY INTERNET	WWW.FCRVOTE.COM/QCOM2

Use the Internet to transmit your voting instructions until 11:59 p.m., Eastern Time, on March 5, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE	1-866-509-2154
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on March 5, 2018. Have your proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

CONTROL NUMBER

    If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

QUALCOMM INCORPORATED	BLUE PROXY CARD

BROADCOM RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE BROADCOM NOMINEES SET FORTH IN PROPOSAL 1:

Proposal 1.	Broadcom’s Proposal to Elect Directors.

Nominees:	(1) Samih Elhage	(3) Veronica M. Hagen	(5) John H. Kispert

	(2) David G. Golden	(4) Julie A. Hill	(6) Harry L. You

	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT THE BROADCOM NOMINEE(S) WRITTEN BELOW ☐

NOTE: To withhold authority to vote for any individual nominee(s), mark the For All Except box and write in the name of nominee(s) on the line below.

In the event that (1) Qualcomm purports to increase the number of directorships; (2) Qualcomm makes or announces any changes to the Amended and Restated Bylaws (the “Bylaws”) or takes or announces any other action that purports to have, or if consummated would purport to have, the effect of disqualifying any of the Broadcom Nominees and/or (3) any of the Broadcom Nominees is unable or becomes unwilling for any reason to serve as a director of Qualcomm, Broadcom will use this proxy to vote for one or more of Raul J. Fernandez, Michael S. Geltzeiler, Stephen J. Girsky, Marc E. Jones, Jonathan R. Macey, Patrice E. Merrin, Gregorio Reyes, Lloyd G. Trotter or Thomas S. Volpe, in Broadcom’s discretion, in addition to the Broadcom Nominees or in place of such Broadcom Nominee, as applicable.

BROADCOM RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2:
Proposal 2. To approve Broadcom’s proposal to amend Qualcomm’s Bylaws to undo any amendment to the Bylaws adopted without stockholder approval up to and including the date of the Annual Meeting that changes the Bylaws in any way from the version that was publicly filed with the Securities and Exchange Commission on July 15, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐

BROADCOM RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3:
Proposal 3. To ratify the selection of PricewaterhouseCoopers LLP as Qualcomm’s independent public accountants for the fiscal year ending September 30, 2018.	FOR ☐	AGAINST ☐	ABSTAIN ☐

BROADCOM MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 4:
Proposal 4. To approve, on an advisory basis, compensation paid to Qualcomm’s named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

BROADCOM MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 5:
Proposal 5. To approve an amendment to Qualcomm’s 2001 Employee Stock Purchase Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

BROADCOM RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 6:
Proposal 6. To approve an amendment to Qualcomm’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to eliminate certain supermajority provisions relating to removal of directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

BROADCOM RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 7:
Proposal 7. To approve an amendment to the Certificate of Incorporation to eliminate certain supermajority provisions relating to amendments and obsolete provisions.	FOR ☐	AGAINST ☐	ABSTAIN ☐

BROADCOM RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 8:
Proposal 8. To approve an amendment to the Certificate of Incorporation to eliminate provisions requiring a supermajority vote for certain transactions with interested stockholders.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date

Signature (Capacity)

Signature (If jointly held)

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!

SIGN, DATE AND MAIL YOUR BLUE PROXY TODAY, UNLESS

YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS BLUE PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN THE DATE OF THE ANNUAL MEETING, TO BE INCLUDED IN THE VOTING RESULTS.

The proxy statement, as well as other proxy materials distributed by the participants, are available free of charge online at www.avgo-qcom.com.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

    If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

QUALCOMM INCORPORATED	BLUE PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS

MARCH 6, 2018

THIS PROXY IS SOLICITED ON BEHALF OF BROADCOM LIMITED AND BROADCOM CORPORATION (COLLECTIVELY “BROADCOM”) AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF QUALCOMM INCORPORATED

The undersigned hereby appoints Thomas H. Krause Jr. and Mark Brazeal, and each of them, with full power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of Qualcomm Incorporated, a Delaware corporation (“Qualcomm”), that the undersigned would be entitled to vote if personally present at the 2018 Annual Meeting of Stockholders of Qualcomm, including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the “Annual Meeting”).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted, on Proposal 1, “FOR” the election of Samih Elhage, David G. Golden, Veronica M. Hagen, Julie A. Hill, John H. Kispert and Harry L. You (except your proxy will not be voted for the election of any candidate(s) whose name(s) is written on the line provided under Proposal 1), on Proposal 2, “FOR,” on Proposal 3, Proposal 6, Proposal 7 and Proposal 8, “FOR,” and on Proposal 4 and Proposal 5, “ABSTAIN,” and as otherwise set forth in this proxy. The proxies will also vote on such other matters as may properly come before the Annual Meeting as Broadcom may recommend or otherwise in the proxies’ discretion.

This proxy revokes all prior proxies given by the undersigned with respect to the matters covered hereby.

CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.